UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2018

SPRING BANK PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37718	52-2386345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Parkwood Drive, Suite 210, Hopkinton, MA 01748

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (508) 473-5993

(Former Name or Former Address, if Changed Since Last Report)

86 South Street, Hopkinton, MA 01748

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2018, Spring Bank Pharmaceuticals, Inc. (“Spring Bank”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved Spring Bank’s Amended and Restated 2015 Stock Incentive Plan (the “Amended Plan”). The Amended Plan was previously adopted by the Board of Directors of Spring Bank on March 9, 2018, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.

A description of the terms and conditions of the Amended Plan is set forth in Spring Bank’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2018 (the “Proxy Statement”) under the heading “Proposal No. 2: Approval of the Company’s Amended and Restated 2015 Stock Incentive Plan” and incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders: (1) elected each of Todd Brady, M.D., Ph.D. and Martin Driscoll to Spring Bank’s Board of Directors as Class III directors each to sever for a three-year term expiring at the 2021 annual meeting of stockholders (“Election of Directors”); (2) approved the Amended Plan (the “Amended Plan Approval”); and (3) ratified the appointment of RSM US LLP as Spring Bank’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Auditor Ratification”). A more complete description of each of these matters is set forth in the Proxy Statement.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1. Election of Directors
	Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
	Todd Brady, M.D., Ph.D.	5,411,899	938,086	3,535,023
	Martin Driscoll	5,970,954	379,031	3,535,023
2. Amended Plan Approval	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
	4,592,434	925,304	832,247	3,535,023

3. Auditor Ratification	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
	9,031,063	16,194	837,751	0

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1Spring Bank Pharmaceuticals, Inc. Amended and Restated 2015 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING BANK PHARMACEUTICALS, INC.

Date: June 19, 2018	By:	/s/ Martin Driscoll
Martin Driscoll
President and Chief Executive Officer